Exhibit 99.1

BellaVista Mortgage Trust 2004-1

Computational Materials

$607,933,000 (Approximate)

BellaVista Funding Corporation

Depositor

Belvedere Trust Finance Corporation

Seller

Countrywide Home Loans Servicing LP

Master Servicer

Countrywide Securities Corporation

Lead Manager

Computational Materials for BellaVista Mortgage Trust 2004-1

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation (“Countrywide Securities”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

Preliminary Term Sheet	Date Prepared: October 13, 2004

BellaVista Mortgage Trust 2004-1

$607,933,000 (Approximate, Subject to +/- 10% Variance)

Offered Certificates

First Lien Residential Mortgage Loans

Class	Principal Amount ($) (Approx.) (1)		WAL (Yrs)(“WAvg Roll” / Call (2) Mat) (3)	Interest Rate Type(4)	Collateral Type	Tranche Type	Expected Ratings S&P/Moody’s
I-A	256,607,000		2.98/3.28	Floating(5)	ARMs	Senior Floater	AAA/Aaa
I-A-IO	N/A	(6)	Not Offered	Variable(6)	ARMs	Senior / Interest Only	AAA/Aaa
II-A-1	65,393,000		Not Offered	WAC (7)	Hybrid ARMs	Senior	AAA/Aaa
II-A-2	69,549,000		2.50/3.28	Variable (8)	Hybrid ARMs	Senior	AAA/Aaa
II-A-2-IO	N/A	(9)	Not Offered	Fixed(9)	Hybrid ARMs	Senior /Interest Only	AAA/Aaa
II-A-3	136,758,000		Not Offered	WAC (7)	Hybrid ARMs	Senior	AAA/Aaa
II-A-4	35,984,000		2.84/3.25	WAC (7)	Hybrid ARMs	Senior	AAA/Aaa
II-A-5	17,807,000		2.98/3.30	WAC (7)	Hybrid ARMs	Senior	AAA/Aaa
I-M	6,706,000		Not Offered	Floating	ARMs	Mezzanine Floater	AA/Aa2
I-B-1	3,832,000		Not Offered	Floating	ARMs	Subordinate Floater	A/A2
I-B-2	2,463,000		Not Offered	Floating	ARMs	Subordinate Floater	BBB/Baa2
I-B-3	Privately			Floating	ARMs	Subordinate Floater	BB/NR
I-B-4	Placed			Floating	ARMs	Subordinate Floater	B/NR
I-B-5	Certificates			Floating	ARMs	Subordinate Floater	NR/NR
II-M	5,647,000		Not Offered	WAC (10)	Hybrid ARMs	Mezzanine	AA/Aa2
II-B-1	4,107,000		Not Offered	WAC (10)	Hybrid ARMs	Subordinate	A/A2
II-B-2	3,080,000		Not Offered	WAC (10)	Hybrid ARMs	Subordinate	BBB/Baa2
II-B-3	Privately			WAC (10)	Hybrid ARMs	Subordinate	BB/NR
II-B-4	Placed			WAC (10)	Hybrid ARMs	Subordinate	B/NR
II-B-5	Certificates			WAC (10)	Hybrid ARMs	Subordinate	NR/NR
Total:	$607,933,000	(11)

(1)	The Certificates (as described herein) will be collateralized by first-lien residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the Group I Subordinate Certificates will provide approximately [3.50-6.50]% subordination to the related Senior Certificates and the Group II Subordinate Certificates will provide approximately [3.50-5.00]% subordination to the related Senior Certificates as of the Cut-off Date.

(2)	The WALs on the Class II-A-2 and Class II-A-4 Certificates are shown to the related WAvg Roll Date (as defined herein) for the related Loan Group (as defined herein) and to maturity at a pricing speed of 25% CPR. The WALs on the Class I-A and Class II-A-5 Certificates are shown to call and to maturity at a pricing speed of 25% CPR.

(3)	All Classes of Certificates are subject to a 10% optional termination as described herein.

(4)	The margins on the Class I-A Certificates and the Group I Subordinate Certificates will be equal to 2.0x and 1.5x, respectively, after the first possible related Optional Termination date.

(5)	The Certificate Interest Rate for the Class I-A Certificates for the interest accrual period for any Distribution Date will be equal to the lesser of (i) one-month LIBOR plus a margin of 0.340% per annum and (ii) the Net WAC Cap for the Group 1 Mortgage Loans.

(6)	The notional balance of the Class I-A-IO Certificates in any period will be equal to the current unpaid principal balance of the Class I-A, Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates. The Certificate Interest Rate for the Class I-A-IO Certificates for the interest accrual period for any Distribution Date will be equal to the greater of (i) the Net WAC of the Group 1 Mortgage Loans less the weighted average Certificate Interest Rate for the Class I-A Certificates and the Group I Subordinated Certificates (as defined herein) and (ii) zero.

(7)	The Certificate Interest Rate for the Class II-A-1, Class II-A-3, Class II-A-4 and Class II-A-5 Certificates for the interest accrual period for any Distribution Date will equal the Net WAC (as defined herein) of the Group 2, Group 4, Group 5 and Group 6 Mortgage Loans, respectively.

(8)	The Certificate Interest Rate for the Class II-A-2 Certificates for the interest accrual period for any Distribution Date (i) on or prior to the Wavg Roll Date for the Group 3 Mortgage Loans will equal the Net WAC of the Group 3 Mortgage Loans less the Certificate Interest Rate for the Class II-A-2-IO Certificates and (ii) after the WAvg Roll Date for the Group 3 Mortgage Loans will equal the Net WAC.

(9)	The notional balance of the Class II-A-2-IO Certificates in any period will be equal to the current unpaid principal balance of the Class II-A-2 Certificates, until and including the WAvg Roll Date for the Group 3 Mortgage Loans. After the WAvg Roll Date for the Group 3 Mortgage Loans, the notional balance of the Class II-A-2-IO Certificates will equal zero. The Certificate Interest Rate for the Class II-A-2-IO Certificates for the interest accrual period for any Distribution Date (i) on or prior to the WAvg Roll Date for the Group 3 Mortgage Loans will be 1.000% per annum and (ii) thereafter will be 0% per annum.

(10)	The Certificate Interest Rate for the Group II Subordinate Certificates (as defined herein) will be equal to the Net WAC of the Mortgage Loans in each Loan Group in Aggregate Loan Group II (weighted on the basis of the related subordinate components).

(11)	Does not include the Class I-B-3, Class I-B-4, Class I-B-5, Class II-B-3, Class II-B-4 and Class II-B-5 Certificate balances.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

Depositor:	BellaVista Funding Corporation.

Seller:	Belvedere Trust Finance Corporation.

Master Servicer:	Countrywide Home Loans Servicing LP.

Primary Servicers:	As of the Closing Date, it is expected that Countrywide Home Loans Servicing LP, GMAC Mortgage Corporation and National City Mortgage Co. will directly service the Mortgage Loans.

Underwriters:	Countrywide Securities Corporation (Lead Manager) and Greenwich Capital Markets, Inc. (Co-Manager).

Trustee:	The Bank of New York.

Rating Agencies:	Moody’s and Standard & Poor’s are expected to provide ratings on the Class I-A, Class I-A-IO, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-2-IO, Class I-M, Class I-B-1, Class I-B-2, Class II-M, Class II-B-1 and Class II-B-2 Certificates. Standard and Poor’s is expected to provide ratings on the Class I-B-3, Class I-B-4, Class II-B-3 and Class II-B-4 Certificates. The Class I-B-5 and Class II-B-5 Certificates will not be rated.

Cut-off Date:	October 1, 2004.

Closing Date:	On or about October 28, 2004.

Pricing Date:	On or about October [15], 2004.

Settlement Date:	On or about October 28, 2004.

Master Servicer
Remittance Date:	The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2004.

Distribution Date:	The business day immediately following the Master Servicer Remittance Date, commencing in November 2004.

Certificates:	The “Senior Certificates” will consist of (i) the Class I-A and Class I-A-IO Certificates (the “Group I Senior Certificates”), and (ii) the Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5 and Class II-A-2-IO Certificates (the “Group II Senior Certificates”). The Class I-A-IO and Class II-A-2-IO Certificates are collectively the “Interest Only Certificates”.

The “Subordinate Certificates” will consist of (i) the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates (the “Group I Subordinate Certificates”) and (ii) the Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, and Class II-B-5 Certificates (the “Group II Subordinate Certificates”). The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.” Only the Class I-A, Class II-A-2, Class II-A-4 and Class II-A-5 Certificates (collectively, the “Offered Certificates”) are being offered herein.

The Group I Senior Certificates and the Group I Subordinate Certificates are collectively referred to herein as the “Group I Certificates” and will receive principal and interest only from the Mortgage Loans in Aggregate Loan Group I.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

The Group II Senior Certificates and the Group II Subordinate Certificates are collectively referred to herein as the “Group II Certificates”. Generally, each class of Group II Senior Certificates will receive principal and interest from the related Loan Group in Aggregate Loan Group II. The Group II Subordinated Certificates may receive principal and interest from any Loan Group in Aggregate Loan Group II.

Registration:	The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:	The Senior Certificates and the Class M Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:	The terms of the transaction allow the Depositor to purchase all remaining assets of the trust fund relating to Aggregate Loan Group I, which may be exercised once the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I as of the Cut-off Date. This purchase would result in a termination of the Group I Certificates.

The terms of the transaction also allow the Depositor to purchase all remaining assets of the trust fund relating to Aggregate Loan Group II, which may be exercised once the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II as of the Cut-off Date. This purchase would result in a termination of the Group II Certificates.

Mortgage Loans:	The aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I as of the Cut-off Date is expected to be approximately $273,714,083. All the Mortgage Loans in Aggregate Group I are secured by first liens on one-to-four-family residential properties and will be adjustable rate mortgage loans. The aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II as of the Cut-off Date is expected to be approximately $342,261,177. All the Mortgage Loans in Aggregate Group II are secured by first liens on one-to-four-family residential properties and will be hybrid adjustable rate mortgage loans that have interest rates with a specified initial fixed rate period.

Aggregate Loan Groups:	The mortgage pool will consist of two aggregate loan groups, Aggregate Loan Group I and Aggregate Loan Group II. Aggregate Loan Group I will consist of the Group 1 Mortgage Loans. Aggregate Loan Group II will consist of the Group 2, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans. Each of the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans are sometimes referred to as a “Loan Group”. Aggregate Loan Group I relates only to the Group I Certificates, and Aggregate Loan Group II relates only to the Group II Certificates.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

The Group 2 Mortgage Loans relate only to the Class II-A-1 and Group II Subordinated Certificates; the Group 3 Mortgage Loans relate only to the Class II-A-2, Class II-A-2-IO and Group II Subordinated Certificates; the Group 4 Mortgage Loans relate only to the Class II-A-3 and Group II Subordinated Certificates; the Group 5 Mortgage Loans relate only to the Class II-A-4 and Group II Subordinated Certificates; and the Group 6 Mortgage Loans related to the Class II-A-5 and Group II Subordinated Certificates.
Group 1
Mortgage Loans:	The aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date is expected to be approximately $273,714,083. The Group 1 Mortgage Loans are adjustable rate loans and will adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year LIBOR Index.
Group 2
Mortgage Loans:	The aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-Off Date is expected to be approximately $68,762,403. The Group 2 Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year CMT Index or one-year LIBOR Index.

Group 3
Mortgage Loans:	The aggregate principal balance of the Group 3 Mortgage Loans as of the Cut-Off Date is expected to be approximately $73,132,700. The Group 3 Mortgage Loans are conforming Mortgage Loans that will have interest rates with an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year CMT Index or one-year LIBOR Index.

Group 4
Mortgage Loans:	The aggregate principal balance of the Group 4 Mortgage Loans as of the Cut-Off Date is expected to be approximately $143,803,953. The Group 4 Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year CMT Index or one-year LIBOR Index.

Group 5
Mortgage Loans:	The aggregate principal balance of the Group 5 Mortgage Loans as of the Cut-Off Date is expected to be approximately $37,837,802. The Group 5 Mortgage Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year CMT Index or one-year LIBOR Index.

Group 6
Mortgage Loans:	The aggregate principal balance of the Group 6 Mortgage Loans as of the Cut-Off Date is expected to be approximately $18,724,318. The Group 6 Mortgage Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year LIBOR Index.

WAvg Roll Date:	The “WAvg Roll Date” for the Group 2, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans is expected to be the Distribution Date in August 2007, July 2009, August 2009, July 2011 and July 2014, respectively.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

Pricing Prepayment
Speed:	The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:	The “Expense Fee Rate” is comprised of servicing fees, lender paid mortgage insurance premiums and the trustee fees, each as applicable. As of the Cut-Off Date, the weighted average Expense Fee Rate is expected to be equal to approximately 0.372%, 0.259%, 0.260%, 0.259%, 0.259% and 0.259% for the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans, respectively and (b) after the initial interest rate adjustment dates for all of the Mortgage Loans, 0.372%, 0.259%, 0.348%, 0.365%, 0.284% and 0.347% for the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Mortgage Loans, respectively.

Net WAC:	The “Net WAC,” with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:	The price to be paid by investors for the Group I Certificates (excluding the Class I-A-IO Certificates) will not include accrued interest (i.e., settling flat). The price to be paid for the Group II Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Group II Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Group I Certificates (excluding the Class I-A-IO Certificates) will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis). The interest accrual period for each Distribution Date with respect to the Group II and Interest Only Certificates will be the calendar month preceding the month in which such Distribution Date occurs (calculated on a 30/360 day basis).

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

Group I Senior Certificates Credit
Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume [6.25]% subordination below the Group I Senior Certificates as of the Cut-off Date.

Credit enhancement for the Group I Senior Certificates will consist of the subordination of the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

Credit enhancement for the Class I-M Certificates will consist of the subordination of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

Credit enhancement for the Class I-B-1 Certificates will consist of the subordination of the Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

Credit enhancement for the Class I-B-2 Certificates will consist of the subordination of the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

Credit enhancement for the Class I-B-3 Certificates will consist of the subordination of the Class I-B-4 and Class I-B-5 Certificates.

Credit enhancement for the Class I-B-4 Certificates will consist of the subordination of the Class I-B-5 Certificates.

Group II Senior Certificates Credit
Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume [4.90]% subordination below the Group II Senior Certificates as of the Cut-off Date.

Credit enhancement for the Group II Senior Certificates will consist of the subordination of the Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

Credit enhancement for the Class II-M Certificates will consist of the subordination of the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

Credit enhancement for the Class II-B-1 Certificates will consist of the subordination of the Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

Credit enhancement for the Class II-B-2 Certificates will consist of the subordination of the Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

Credit enhancement for the Class II-B-3 Certificates will consist of the subordination of the Class II-B-4 and Class II-B-5 Certificates.

Credit enhancement for the Class II-B-4 Certificates will consist of the subordination of the Class II-B-5 Certificates.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

Shifting Interest:	Until the first Distribution Date occurring after October 2014, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the related Aggregate Loan Group. The prepayment percentages on the Subordinate Certificates are as follows:

	November 2004 – October 2014	0% Pro Rata Share
	November 2014 – October 2015	30% Pro Rata Share
	November 2015 – October 2016	40% Pro Rata Share
	November 2016 – October 2017	60% Pro Rata Share
	November 2017 – October 2018	80% Pro Rata Share
	November 2018 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement percentage provided to the related Senior Certificates by the related Subordinate Certificates doubles (from the initial credit enhancement percentage), the related unscheduled principal payments will be paid pro-rata between the related Senior and related Subordinate Certificates (subject to the collateral performance described in the prospectus supplement). However, if the credit enhancement percentage provided by a group of Subordinate Certificates to the related group of Senior Certificates has doubled (i) on or prior to the October 2007 Distribution Date (subject to the collateral performance triggers described in the prospectus supplement), such Subordinate Certificates will be entitled to only 50% of their pro-rata share of the related unscheduled principal prepayments or (ii) after the October 2007 Distribution Date, such Subordinate Certificates will be entitled to 100% of their pro rata share of the related unscheduled principal prepayments.

Any principal not allocated to the Group I Subordinate Certificates will be allocated to the Group I Senior Certificates. Notwithstanding the above, in the event the current senior percentage (i.e., the then current aggregate principal balance of the Group I Senior Certificates divided by the aggregate principal balance of the Group 1 Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Group I Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date), the Group I Senior Certificates will receive all unscheduled principal prepayments from the Group 1 Mortgage Loans.

Any principal not allocated to the Group II Subordinate Certificates will be allocated to the Group II Senior Certificates. Notwithstanding the above, in the event the current senior percentage (i.e., the then current aggregate principal balance of the Group II Senior Certificates divided by the aggregate principal balance of the mortgage loans in Aggregate Loan Group II) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Group II Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the mortgage loans in Aggregate Loan Group II as of the Cut-off Date), the Group II Senior Certificates will receive all unscheduled principal prepayments from the related Loan Group(s) in Aggregate Loan Group II.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the trustee fee rate and the lender paid mortgage insurance fee, if applicable.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

Net WAC Cap:	The “Net WAC Cap” for the Group I Certificates equals the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period for the Group I Certificates.
Allocation of
Losses:	Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the related Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates until the respective class principal balance has been reduced to zero.
Excess losses from a Loan Group (bankruptcy, special hazard and fraud losses in excess of the coverage amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior Certificates and (b) the related subordinate component.
Priority Of Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate;

2) Concurrently:

(a) to the Group I Senior Certificates, principal from the Group 1 Mortgage Loans;

(b) to the Group II Senior Certificates, principal, each from the related Loan Group in Aggregate Loan Group II*;

3) To the Class I-M and Class II-M Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the related Loan Group(s);

4) Concurrently:

(a) to the Class I-M Certificates, principal from the Group 1 Mortgage Loans;

(b) to the Class II-M Certificates, principal from the Mortgage Loans in Aggregate Loan Group II;

5) To the Class I-B-1 and II-B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the related Loan Group(s);

6) Concurrently:

(a) to the Class I-B-1 Certificates, principal from the Group 1 Mortgage Loans;

(b) to the Class II-B-1 Certificates, principal from the Mortgage Loans in Aggregate Loan Group II;

7) To the Class I-B-2 and II-B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the related Loan Group(s);

8) Concurrently:

(a) to the Class I-B-2 Certificates, principal from the Group 1 Mortgage Loans;

(b) to the Class II-B-2 Certificates, principal from the Mortgage Loans in Aggregate Loan Group II;

9) Concurrently:

(a)    to the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal from the Group 1 Mortgage Loans;

(b)    to the Class II-B-3, Class II-B-4 and Class II-B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal from the Mortgage Loans in Aggregate Loan Group II; and

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

10) To the Residual Certificate, any remaining amount.

*  Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group is used to pay the Group II Senior Certificates related to another Loan Group.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

Discount Margin (bps) / Yield Tables (%)

Class I-A to Call

Margin	34 bps

Prepay Speed	0% CPR	10% CPR	15% CPR	25% CPR	35% CPR	45% CPR	55% CPR
DM @ 100-00	34	34	34	34	34	34	34
WAL (yr)	20.95	7.48	5.17	2.98	1.98	1.43	1.07
MDUR (yr)	16.61	6.62	4.74	2.84	1.92	1.40	1.05
First Prin Pay	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Last Prin Pay	Mar-33	Dec-22	Feb-18	Oct-12	Feb-10	Sep-08	Sep-07

Class I-A to Maturity

Margin	34 bps

Prepay Speed	0% CPR	10% CPR	15% CPR	25% CPR	35% CPR	45% CPR	55% CPR
DM @ 100-00	34	35	36	37	37	37	37
WAL (yr)	21.03	7.88	5.57	3.28	2.18	1.56	1.16
MDUR (yr)	16.65	6.88	5.02	3.07	2.09	1.52	1.14
First Prin Pay	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Last Prin Pay	Sep-34	Sep-34	Sep-34	Sep-34	Sep-34	Sep-34	Sep-34

Class II-A-2 to WAvg Roll

Initial Coupon	4.2513%

Prepay Speed	0% CPR	10% CPR	15% CPR	25% CPR	35% CPR	45% CPR	55% CPR
Yield @ 100-00	4.24	4.22	4.21	4.19	4.16	4.13	4.08
WAL (yr)	4.70	3.66	3.22	2.50	1.94	1.50	1.16
MDUR (yr)	4.18	3.28	2.90	2.28	1.78	1.40	1.09
First Prin Pay	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Last Prin Pay	Jul-09	Jul-09	Jul-09	Jul-09	Jul-09	Jul-09	Jul-09

Class II-A-2 to Maturity

Initial Coupon	4.2513%

Prepay Speed	0% CPR	10% CPR	15% CPR	25% CPR	35% CPR	45% CPR	55% CPR
Yield @ 100-00	4.28	4.26	4.25	4.21	4.18	4.14	4.09
WAL (yr)	19.79	7.68	5.49	3.28	2.20	1.59	1.18
MDUR (yr)	12.66	5.86	4.42	2.83	1.98	1.46	1.11
First Prin Pay	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Last Prin Pay	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

Discount Margin (bps) / Yield Tables (%)

Class II-A-4 to WAvg Roll

Initial Coupon	5.2191%

Prepay Speed	0% CPR	10% CPR	15% CPR	25% CPR	35% CPR	45% CPR	55% CPR
Yield @ 101-08	5.00	4.89	4.83	4.67	4.47	4.21	3.89
WAL (yr)	6.57	4.65	3.92	2.84	2.08	1.55	1.17
MDUR (yr)	5.43	3.93	3.37	2.50	1.88	1.43	1.10
First Prin Pay	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Last Prin Pay	Jul-11	Jul-11	Jul-11	Jul-11	Jul-11	Jul-11	Jul-11

Class II-A-4 to Maturity

Initial Coupon	5.2191%

Prepay Speed	0% CPR	10% CPR	15% CPR	25% CPR	35% CPR	45% CPR	55% CPR
Yield @ 101-08	4.76	4.79	4.77	4.66	4.47	4.22	3.89
WAL (yr)	19.55	7.59	5.43	3.25	2.19	1.58	1.18
MDUR (yr)	11.70	5.54	4.23	2.75	1.95	1.45	1.11
First Prin Pay	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Last Prin Pay	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34

Class II-A-5 to Call

Initial Coupon	5.2282%

Prepay Speed	0% CPR	10% CPR	15% CPR	25% CPR	35% CPR	45% CPR	55% CPR
Yield @ 100-21	4.79	4.96	4.99	4.92	4.77	4.59	4.37
WAL (yr)	20.69	7.43	5.14	2.98	2.00	1.44	1.08
MDUR (yr)	12.16	5.50	4.11	2.59	1.81	1.33	1.02
First Prin Pay	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Last Prin Pay	Feb-33	May-22	Aug-17	Jul-12	Feb-10	Aug-08	Sep-07

Class II-A-5 to Maturity

Initial Coupon	5.2282%

Prepay Speed	0% CPR	10% CPR	15% CPR	25% CPR	35% CPR	45% CPR	55% CPR
Yield @ 100-21	4.79	4.94	4.96	4.91	4.80	4.64	4.44
WAL (yr)	20.76	7.89	5.59	3.30	2.21	1.59	1.18
MDUR (yr)	12.18	5.65	4.29	2.77	1.95	1.45	1.10
First Prin Pay	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04	Nov-04
Last Prin Pay	Sep-34	Sep-34	Sep-34	Sep-34	Sep-34	Sep-34	Sep-34

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

Summary of Loans in Mortgage Loan Pool		Range
(As of Cut-off Date)
Total Number of Loans	818
Total Outstanding Balance	$273,714,083
Average Loan Balance	$334,614	$34,695	to	$1,677,500
WA Mortgage Rate	3.819%	2.250%	to	7.125%
WA Mortgage Rate Net LPMI	3.812%	2.250%	to	7.125%
Net WAC	3.448%	1.866%	to	6.741%
ARM Characteristics
WA Gross Margin	1.998%	0.750%	to	3.625%
WA Months to First Roll	4	1	to	11
Non-Zero WA First Periodic Cap	1.364%	0.000%	to	2.000%
Non-Zero WA Subsequent Periodic Cap	1.364%	0.000%	to	2.000%
WA Lifetime Cap	11.877%	8.750%	to	13.125%
WA Lifetime Floor	2.003%	0.875%	to	4.125%
WA Original Term (months)	360	360	to	360
WA Remaining Term (months)	358	349	to	359
WA Age (months)	2	1	to	11
WA LTV	71.58%	14.58%	to	95.00%
WA FICO	719
Secured by (% of pool) 1st Liens	100.00%
2nd Liens	0.00%
Prepayment Penalty at Loan Orig (% of all loans)	3.99%
Percent of IO	94.34%

Top 5 States		Top 5 Prop		Doc Types		Purpose Codes		Occ Codes		Orig PP Term
CA	38.94%	SFR	65.60%	FULL/ALT	56.11%	PUR	46.97%	OO	91.63%	0	96.01%
VA	5.31%	PUD	23.99%	REDUCED	42.01%	RNC	28.78%	2H	5.74%	6	0.64%
FL	5.28%	CND	8.67%	STREAM	0.93%	RCO	24.24%	INV	2.63%	12	0.54%
CO	4.92%	CNDP	1.05%	NO RATIO	0.49%					24	0.51%
MI	3.93%	2-4U	0.69%	NINA	0.45%					36	1.94%
										60	0.36%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

Description

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
30Y LIB6M	$10,672,658	24	3.90	$444,694	3.979	355	731	69.1
30Y LIB6M - IO	$256,408,358	773	93.68	$331,706	3.788	358	719	71.7
30Y LIB12M	$4,813,547	16	1.76	$300,847	4.916	355	708	71.9
30Y LIB12M - IO	$1,819,520	5	0.66	$363,904	4.398	359	718	72.5

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Range of Current Balance

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
$0.01 - $ 50,000.00	$82,794	2	0.03	$41,397	3.677	358	797	65.4
$50,000.01 - $ 100,000.00	$2,676,110	31	0.98	$86,326	4.268	357	716	71.4
$100,000.01 - $ 150,000.00	$17,340,908	137	6.34	$126,576	3.778	358	718	72.5
$150,000.01 - $ 200,000.00	$22,436,570	129	8.20	$173,927	3.937	358	714	73.6
$200,000.01 - $ 250,000.00	$20,821,589	92	7.61	$226,322	3.849	358	715	73.4
$250,000.01 - $ 300,000.00	$22,096,756	81	8.07	$272,799	3.822	358	728	75.8
$300,000.01 - $ 350,000.00	$21,371,865	66	7.81	$323,816	3.794	358	730	72.6
$350,000.01 - $ 400,000.00	$22,918,794	61	8.37	$375,718	3.892	358	724	75.2
$400,000.01 - $ 450,000.00	$18,277,969	43	6.68	$425,069	3.885	358	715	70.4
$450,000.01 - $ 500,000.00	$16,157,395	34	5.90	$475,218	3.737	358	723	73.9
$500,000.01 - $ 550,000.00	$17,316,223	33	6.33	$524,734	3.839	358	721	74.7
$550,000.01 - $ 600,000.00	$13,368,204	23	4.88	$581,226	3.816	358	707	75.2
$600,000.01 - $ 650,000.00	$14,125,949	22	5.16	$642,089	3.831	358	719	72.9
$650,000.01 - $ 700,000.00	$3,437,989	5	1.26	$687,598	3.775	357	710	70.3
$700,000.01 - $ 750,000.00	$6,540,813	9	2.39	$726,757	3.866	358	746	64.3
$750,000.01 - $ 1,000,000.00	$25,783,214	28	9.42	$920,829	3.652	358	712	66.5
$1,000,000.01 - $ 1,500,000.0	$25,777,741	20	9.42	$1,288,887	3.765	358	718	63.5
$1,500,000.01 - $ 2,000,000.0	$3,183,200	2	1.16	$1,591,600	3.934	358	716	58.8

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Range of Original Balance

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
$0.01 - $ 50,000.00	$34,695	1	0.01	$34,695	3.750	357	809	48.4
$50,000.01 - $ 100,000.00	$2,676,110	31	0.98	$86,326	4.268	357	716	71.4
$100,000.01 - $ 150,000.00	$17,340,908	137	6.34	$126,576	3.778	358	718	72.5
$150,000.01 - $ 200,000.00	$22,436,570	129	8.20	$173,927	3.937	358	714	73.6
$200,000.01 - $ 250,000.00	$20,594,189	91	7.52	$226,310	3.848	358	716	73.5
$250,000.01 - $ 300,000.00	$22,324,156	82	8.16	$272,246	3.823	358	728	75.8
$300,000.01 - $ 350,000.00	$21,371,865	66	7.81	$323,816	3.794	358	730	72.6
$350,000.01 - $ 400,000.00	$22,530,470	60	8.23	$375,508	3.883	358	723	75.2
$400,000.01 - $ 450,000.00	$18,326,068	44	6.70	$416,502	3.885	358	716	70.4
$450,000.01 - $ 500,000.00	$16,157,395	34	5.90	$475,218	3.737	358	723	73.9

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

Range of Original Balance

DESCRIPTION	CURRENT BALANCE	#OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
$500,000.01 - $ 550,000.00	$16,766,710	32	6.13	$523,960	3.850	358	719	74.9
$550,000.01 - $ 600,000.00	$13,917,717	24	5.08	$579,905	3.804	358	710	74.9
$600,000.01 - $ 650,000.00	$14,125,949	22	5.16	$642,089	3.831	358	719	72.9
$650,000.01 - $ 700,000.00	$3,437,989	5	1.26	$687,598	3.775	357	710	70.3
$700,000.01 - $ 750,000.00	$6,540,813	9	2.39	$726,757	3.866	358	746	64.3
$750,000.01 - $ 800,000.00	$3,094,200	4	1.13	$773,550	3.789	358	702	72.3
$800,000.01 - $ 850,000.00	$4,975,478	6	1.82	$829,246	3.686	358	717	66.4
$900,000.01 - $ 950,000.00	$1,885,000	2	0.69	$942,500	3.563	357	711	75.0
$950,000.01 - $ 1,000,000.00	$16,216,860	17	5.92	$953,933	3.644	357	713	64.6
$1,050,000.01 - $ 1,100,000.0	$3,178,212	3	1.16	$1,059,404	4.041	358	696	70.8
$1,100,000.01 - $ 1,150,000.0	$1,120,000	1	0.41	$1,120,000	3.875	358	702	70.0
$1,150,000.01 - $ 1,200,000.0	$3,526,779	3	1.29	$1,175,593	3.823	356	755	73.4
$1,200,000.01 - $ 1,250,000.0	$1,211,250	1	0.44	$1,211,250	4.375	357	749	75.0
$1,250,000.01 - $ 1,300,000.0	$3,879,000	3	1.42	$1,293,000	3.499	358	699	59.9
$1,350,000.01 - $ 1,400,000.0	$5,520,000	4	2.02	$1,380,000	3.562	358	715	67.7
$1,400,000.01 - $ 1,450,000.0	$2,890,000	2	1.06	$1,445,000	4.124	359	678	50.4
$1,450,000.01 - $ 1,500,000.0	$4,452,500	3	1.63	$1,484,167	3.582	357	744	52.2
$1,500,000.01 - $ 1,550,000.0	$1,505,700	1	0.55	$1,505,700	4.000	359	710	63.0
$1,650,000.01 - $ 1,700,000.0	$1,677,500	1	0.61	$1,677,500	3.875	358	722	55.0

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

State

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
Alabama	$1,998,995	9	0.73	$222,111	3.600	358	733	75.7
Arkansas	$245,600	1	0.09	$245,600	3.625	358	698	44.5
Arizona	$10,183,999	41	3.72	$248,390	3.822	357	707	69.6
California	$106,581,263	229	38.94	$465,420	3.890	358	719	69.8
Colorado	$13,462,978	43	4.92	$313,093	3.790	358	736	66.6
Connecticut	$3,479,418	11	1.27	$316,311	3.950	357	723	73.1
District of Columbia	$2,956,000	3	1.08	$985,333	3.606	357	709	70.9
Delaware	$100,000	1	0.04	$100,000	3.375	358	789	27.9
Florida	$14,443,988	53	5.28	$272,528	3.750	358	717	72.1
Georgia	$6,900,560	26	2.52	$265,406	3.712	357	714	75.8
Hawaii	$2,570,700	6	0.94	$428,450	3.962	358	712	54.0
Iowa	$476,500	3	0.17	$158,833	3.612	358	707	70.8
Idaho	$449,789	2	0.16	$224,895	3.750	359	723	86.7
Illinois	$9,259,325	30	3.38	$308,644	3.787	358	715	73.6
Indiana	$1,446,124	8	0.53	$180,765	4.144	357	734	80.5
Kansas	$472,533	2	0.17	$236,266	3.581	356	723	83.5
Kentucky	$733,803	5	0.27	$146,761	3.759	358	718	79.6
Louisiana	$403,800	2	0.15	$201,900	3.791	358	727	59.4
Massachusetts	$6,242,641	19	2.28	$328,560	3.613	358	716	75.8
Maryland	$8,627,449	26	3.15	$331,825	3.659	357	722	73.9

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

State

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
Michigan	$10,766,315	49	3.93	$219,721	3.820	358	723	69.8
Minnesota	$2,091,941	8	0.76	$261,493	3.990	357	732	77.7
Missouri	$1,024,949	5	0.37	$204,990	3.871	358	687	70.4
Mississippi	$465,400	2	0.17	$232,700	3.357	358	737	79.2
Montana	$505,331	1	0.18	$505,331	4.625	350	711	79.5
North Carolina	$4,414,300	17	1.61	$259,665	4.023	358	717	79.7
North Dakota	$141,550	1	0.05	$141,550	4.125	357	765	95.0
Nebraska	$115,900	1	0.04	$115,900	4.125	358	745	95.0
New Hampshire	$706,500	4	0.26	$176,625	4.185	359	716	63.4
New Jersey	$5,157,008	17	1.88	$303,353	3.725	358	729	69.4
Nevada	$9,787,135	23	3.58	$425,528	3.819	357	718	73.9
New York	$3,072,035	7	1.12	$438,862	3.114	359	729	60.1
Ohio	$6,238,936	34	2.28	$183,498	3.787	357	710	79.1
Oklahoma	$372,424	3	0.14	$124,141	4.055	358	706	83.5
Oregon	$1,735,391	7	0.63	$247,913	4.205	358	687	78.7
Pennsylvania	$2,249,581	9	0.82	$249,953	4.322	357	690	72.4
Rhode Island	$1,039,050	4	0.38	$259,763	3.821	359	695	68.9
South Carolina	$1,804,800	7	0.66	$257,829	3.894	357	731	76.2
Tennessee	$2,659,046	14	0.97	$189,932	3.577	357	743	74.9
Texas	$3,048,495	14	1.11	$217,750	3.586	358	727	79.1
Utah	$1,356,744	6	0.50	$226,124	3.760	358	686	80.2
Virginia	$14,542,197	38	5.31	$382,689	3.800	358	732	74.6
Vermont	$140,000	1	0.05	$140,000	3.750	358	748	65.1
Washington	$7,447,192	20	2.72	$372,360	3.643	357	723	76.8
Wisconsin	$1,045,700	4	0.38	$261,425	3.931	358	712	71.7
Wyoming	$750,700	2	0.27	$375,350	3.347	357	668	56.8

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Loan-to-Value Ratios

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0.01 - 50.00	$26,217,688	68	9.58	$385,554	3.787	358	722	42.7
50.01 - 55.00	$10,026,506	33	3.66	$303,834	3.879	358	723	53.0
55.01 - 60.00	$14,676,665	35	5.36	$419,333	3.797	358	707	57.7
60.01 - 65.00	$17,430,943	43	6.37	$405,371	3.563	358	729	63.0
65.01 - 70.00	$25,422,897	65	9.29	$391,121	3.947	358	726	68.7
70.01 - 75.00	$41,875,963	111	15.30	$377,261	3.907	357	717	73.8
75.01 - 80.00	$121,805,881	378	44.50	$322,238	3.772	358	723	79.5
80.01 - 85.00	$2,390,621	9	0.87	$265,625	3.861	357	694	84.7
85.01 - 90.00	$6,569,767	35	2.40	$187,708	4.196	357	675	89.0
90.01 - 95.00	$7,297,154	41	2.67	$177,979	4.013	357	695	94.5

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

Current Gross Coupon

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.250	$831,000	2	0.30	$415,500	2.250	359	726	64.8
2.625	$114,144	1	0.04	$114,144	2.625	356	709	75.2
2.750	$5,160,093	6	1.89	$860,015	2.750	358	740	70.5
2.875	$2,578,650	6	0.94	$429,775	2.875	357	722	68.8
3.000	$2,929,199	4	1.07	$732,300	3.000	358	724	55.2
3.125	$8,263,215	31	3.02	$266,555	3.125	357	730	71.6
3.250	$8,911,471	24	3.26	$371,311	3.250	358	740	72.7
3.375	$14,780,920	37	5.40	$399,484	3.375	358	721	74.8
3.500	$22,079,627	63	8.07	$350,470	3.500	358	728	74.1
3.625	$25,056,092	74	9.15	$338,596	3.625	358	724	71.3
3.750	$42,244,824	126	15.43	$335,276	3.750	358	724	70.3
3.875	$48,361,905	162	17.67	$298,530	3.875	358	711	72.0
4.000	$24,248,139	72	8.86	$336,780	4.000	358	718	68.2
4.125	$22,635,008	76	8.27	$297,829	4.125	357	718	72.7
4.250	$16,248,190	46	5.94	$353,222	4.250	358	706	68.3
4.375	$11,597,960	31	4.24	$374,128	4.375	358	713	73.3
4.500	$7,908,172	21	2.89	$376,580	4.500	357	712	75.1
4.625	$3,195,998	10	1.17	$319,600	4.625	357	718	77.9
4.750	$2,486,407	9	0.91	$276,267	4.750	357	715	74.6
4.875	$1,320,711	4	0.48	$330,178	4.875	358	753	78.9
5.000	$762,696	3	0.28	$254,232	5.000	358	636	90.5
5.125	$574,424	2	0.21	$287,212	5.125	357	762	73.6
5.375	$194,442	1	0.07	$194,442	5.375	355	737	57.6
6.000	$740,870	2	0.27	$370,435	6.000	357	669	71.3
6.250	$151,968	1	0.06	$151,968	6.250	355	667	90.0
6.750	$162,400	1	0.06	$162,400	6.750	357	666	80.0
6.875	$112,918	2	0.04	$56,459	6.875	356	727	90.0
7.125	$62,641	1	0.02	$62,641	7.125	355	649	90.0

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Property Type

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
SFR	$179,558,047	511	65.60	$351,386	3.803	358	719	70.5
PUD	$65,670,614	200	23.99	$328,353	3.839	358	724	73.1
CND	$23,719,150	95	8.67	$249,675	3.850	358	711	77.3
CNDP	$2,877,215	6	1.05	$479,536	3.982	358	738	70.3
2-4U	$1,889,057	6	0.69	$314,843	4.040	357	702	55.1

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

Purpose

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
PUR	$128,574,974	345	46.97	$372,681	3.760	358	726	76.4
RNC	$78,787,992	297	28.78	$265,279	3.813	358	711	69.5
RCO	$66,351,117	176	24.24	$376,995	3.942	358	717	64.6

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Occupancy

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
OO	$250,794,697	749	91.63	$334,839	3.814	358	718	71.8
2H	$15,710,428	48	5.74	$327,301	3.726	358	731	68.4
INV	$7,208,959	21	2.63	$343,284	4.221	358	736	70.1

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Months Remaining to Scheduled Maturity

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
359	$58,491,091	143	21.37	$409,029	3.829	359	722	72.0
358	$142,006,526	466	51.88	$304,735	3.801	358	721	70.9
357	$50,471,405	146	18.44	$345,695	3.825	357	717	72.4
356	$10,869,628	26	3.97	$418,063	3.890	356	714	69.6
355	$2,937,695	13	1.07	$225,977	3.849	355	707	76.4
354	$2,791,720	7	1.02	$398,817	3.474	354	705	76.5
353	$2,744,839	7	1.00	$392,120	4.315	353	719	76.0
352	$619,960	4	0.23	$154,990	4.479	352	669	85.9
351	$484,662	1	0.18	$484,662	4.125	351	696	33.3
350	$1,357,418	4	0.50	$339,355	4.218	350	722	80.5
349	$939,139	1	0.34	$939,139	3.125	349	708	75.0

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Document Type

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
FULL/ALT	$153,589,303	549	56.11	$279,762	3.768	358	716	74.7
REDUCED	$114,996,330	256	42.01	$449,204	3.864	358	725	67.6
STREAMLINE	$2,554,300	7	0.93	$364,900	4.423	359	721	73.7
NO RATIO	$1,334,000	2	0.49	$667,000	4.150	359	696	62.2
NINA	$1,240,150	4	0.45	$310,038	4.461	357	718	65.0

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

Prepayment Penalty Months

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0	$262,805,287	791	96.01	$332,244	3.801	358	719	71.6
6	$1,741,300	6	0.64	$290,217	4.135	358	707	78.6
12	$1,476,384	3	0.54	$492,128	4.302	357	680	58.3
24	$1,386,002	2	0.51	$693,001	4.343	357	752	75.6
36	$5,315,111	14	1.94	$379,651	4.283	358	720	69.9
60	$990,000	2	0.36	$495,000	4.258	358	772	76.3

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

80% LTV/PMI Analysis	(Excludes 733 80% or less LTV Mortgages)

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
> 80% LTV, with MI	$16,257,542	85	100.00	$191,265	4.064	357	687	90.8

	$16,257,542	85	100.00	$191,265	4.064	357	687	90.8

Months to Roll

DESCRIPTION	WA MTR	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
1	1	$3,467,784	11	1.27	$315,253	3.403	353	709	76.3
2	2	$11,681,886	27	4.27	$432,662	3.867	355	715	70.5
3	3	$49,956,824	145	18.25	$344,530	3.793	357	718	72.1
4	4	$142,626,486	470	52.11	$303,461	3.804	358	721	71.0
5	5	$58,180,030	142	21.26	$409,719	3.819	359	721	72.1
6	6	$2,791,720	7	1.02	$398,817	3.474	354	705	76.5
7	7	$409,050	3	0.15	$136,350	5.968	355	698	74.6
8	8	$545,160	3	0.20	$181,720	5.190	356	710	78.1
9	9	$999,243	2	0.37	$499,622	5.605	357	673	70.4
11	11	$3,055,900	8	1.12	$381,987	4.456	359	729	74.7

		$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

Margin

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0.750	$1,300,000	1	0.47	$1,300,000	2.750	359	708	58.6
0.875	$1,400,000	1	0.51	$1,400,000	2.750	359	783	64.7
1.000	$831,000	2	0.30	$415,500	2.250	359	726	64.8
1.125	$425,000	1	0.16	$425,000	2.875	359	755	60.7
1.250	$7,287,339	29	2.66	$251,288	3.086	358	741	64.1
1.375	$1,371,750	3	0.50	$457,250	3.160	358	719	73.4
1.500	$20,248,937	50	7.40	$404,979	3.265	358	730	73.9
1.625	$16,768,311	47	6.13	$356,773	3.428	358	716	74.3
1.750	$26,465,707	73	9.67	$362,544	3.610	358	729	70.9
1.875	$39,863,885	129	14.56	$309,022	3.754	358	725	71.5
2.000	$50,786,244	153	18.55	$331,936	3.854	358	715	70.2
2.125	$28,905,118	92	10.56	$314,186	3.897	358	715	71.1
2.250	$33,845,103	112	12.37	$302,188	4.169	357	710	73.4
2.375	$8,369,767	22	3.06	$380,444	4.090	358	714	74.2
2.500	$19,750,136	61	7.22	$323,773	4.276	358	719	75.0
2.625	$1,875,232	3	0.69	$625,077	4.111	358	688	62.6
2.750	$9,697,587	24	3.54	$404,066	4.395	358	714	66.5
2.875	$2,303,252	9	0.84	$255,917	4.502	357	725	69.6
3.000	$152,950	1	0.06	$152,950	4.875	359	734	95.0
3.125	$1,968,442	4	0.72	$492,110	4.663	357	705	81.0
3.625	$98,325	1	0.04	$98,325	5.000	355	693	95.0

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Maximum Rates

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
8.750	$252,000	1	0.09	$252,000	3.750	355	798	70.0
8.875	$939,139	1	0.34	$939,139	3.125	349	708	75.0
9.375	$474,163	2	0.17	$237,081	3.375	359	772	80.0
9.500	$1,022,263	2	0.37	$511,132	3.500	358	757	70.2
9.625	$884,231	4	0.32	$221,058	3.625	358	728	79.9
9.750	$730,925	2	0.27	$365,463	3.750	359	716	58.8

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

Maximum Rates

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
9.875	$1,150,992	3	0.42	$383,664	3.813	353	685	79.0
10.000	$492,000	2	0.18	$246,000	4.000	359	701	74.1
10.125	$3,682,668	8	1.35	$460,333	4.125	355	726	64.7
10.250	$170,000	1	0.06	$170,000	4.250	357	731	95.0
10.375	$1,599,573	2	0.58	$799,787	4.375	357	756	75.0
10.500	$1,964,802	3	0.72	$654,934	4.500	354	742	72.9
10.625	$1,762,698	4	0.64	$440,675	4.625	356	729	78.4
10.750	$1,722,207	5	0.63	$344,441	4.750	357	701	71.6
10.875	$1,167,761	3	0.43	$389,254	4.875	358	756	76.8
11.125	$574,424	2	0.21	$287,212	5.125	357	762	73.6
11.375	$194,442	1	0.07	$194,442	5.375	355	737	57.6
12.000	$254,602,269	768	93.02	$331,513	3.787	358	719	71.5
12.250	$151,968	1	0.06	$151,968	6.250	355	667	90.0
12.875	$112,918	2	0.04	$56,459	6.875	356	727	90.0
13.125	$62,641	1	0.02	$62,641	7.125	355	649	90.0

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Next Interest Adjustment Date

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
11/04	$3,467,784	11	1.27	$315,253	3.403	353	709	76.3
12/04	$11,681,886	27	4.27	$432,662	3.867	355	715	70.5
01/05	$49,956,824	145	18.25	$344,530	3.793	357	718	72.1
02/05	$142,626,486	470	52.11	$303,461	3.804	358	721	71.0
03/05	$58,180,030	142	21.26	$409,719	3.819	359	721	72.1
04/05	$2,791,720	7	1.02	$398,817	3.474	354	705	76.5
05/05	$409,050	3	0.15	$136,350	5.968	355	698	74.6
06/05	$545,160	3	0.20	$181,720	5.190	356	710	78.1
07/05	$999,243	2	0.37	$499,622	5.605	357	673	70.4
09/05	$3,055,900	8	1.12	$381,987	4.456	359	729	74.7

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Initial Fixed Period

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
6	$267,081,016	797	97.58	$335,108	3.796	358	720	71.6
12	$6,633,067	21	2.42	$315,860	4.774	356	711	72.1

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$273,714,083 Group 1 Adjustable Rate Mortgage Loans

Floor Rate

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0.875	$1,400,000	1	0.51	$1,400,000	2.750	359	783	64.7
1.000	$831,000	2	0.30	$415,500	2.250	359	726	64.8
1.125	$425,000	1	0.16	$425,000	2.875	359	755	60.7
1.250	$7,287,339	29	2.66	$251,288	3.086	358	741	64.1
1.375	$1,371,750	3	0.50	$457,250	3.160	358	719	73.4
1.500	$21,548,937	51	7.87	$422,528	3.234	358	729	72.9
1.625	$16,768,311	47	6.13	$356,773	3.428	358	716	74.3
1.750	$26,571,062	73	9.71	$363,987	3.612	358	729	70.9
1.875	$39,245,735	127	14.34	$309,022	3.754	358	725	71.4
2.000	$51,815,165	157	18.93	$330,033	3.858	358	715	70.3
2.125	$28,905,118	92	10.56	$314,186	3.897	358	715	71.1
2.250	$33,179,403	110	12.12	$301,631	4.177	357	709	73.3
2.375	$8,674,767	23	3.17	$377,164	4.104	358	712	74.3
2.500	$19,258,136	59	7.04	$326,409	4.272	358	720	75.0
2.625	$1,875,232	3	0.69	$625,077	4.111	358	688	62.6
2.750	$9,697,587	24	3.54	$404,066	4.395	358	714	66.5
2.875	$2,303,252	9	0.84	$255,917	4.502	357	725	69.6
3.000	$152,950	1	0.06	$152,950	4.875	359	734	95.0
3.125	$1,875,621	3	0.69	$625,207	4.596	357	706	80.3
3.625	$326,720	2	0.12	$163,360	4.039	356	661	87.1
4.125	$201,000	1	0.07	$201,000	4.125	358	767	78.8

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Initial Cap

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0.000	$255,467,952	769	93.33	$332,208	3.783	358	719	71.5
1.000	$11,613,064	28	4.24	$414,752	4.078	356	734	72.8
2.000	$6,633,067	21	2.42	$315,860	4.774	356	711	72.1

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Subsequent Cap

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0.000	$255,467,952	769	93.33	$332,208	3.783	358	719	71.5
1.000	$11,613,064	28	4.24	$414,752	4.078	356	734	72.8
2.000	$6,633,067	21	2.42	$315,860	4.774	356	711	72.1

	$273,714,083	818	100.00	$334,614	3.819	358	719	71.6

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$73,132,700 Group 3 Adjustable Rate Mortgage Loans

Summary of Loans in Mortgage Loan Pool (As of Cut-off Date)		Range
Total Number of Loans	367
Total Outstanding Balance	$73,132,700
Average Loan Balance	$199,272	$35,461	to	$333,700
WA Mortgage Rate	5.511%	3.875%	to	6.500%
WA Mortgage Rate Net LPMI	5.511%	3.875%	to	6.500%
Net WAC	5.251%	3.616%	to	6.241%
ARM Characteristics
WA Gross Margin	2.331%	2.250%	to	3.250%
WA Months to First Roll	58	52	to	59
WA First Periodic Cap	5.045%	2.000%	to	6.000%
WA Subsequent Periodic Cap	1.727%	1.000%	to	2.000%
WA Lifetime Cap	10.964%	8.875%	to	12.250%
WA Lifetime Floor	2.331%	2.250%	to	3.250%
WA Original Term (months)	360	360	to	360
WA Remaining Term (months)	358	352	to	359
WA Age (months)	2	1	to	8
WA LTV	76.28%	17.78%	to	97.00%
WA FICO	728
Secured by (% of pool) 1st Liens	100.00%
2nd Liens	0.00%
Prepayment Penalty at Loan Orig (% of all loans)	3.17%
Percent of IO	83.72%

Top 5 States		Top 5 Prop		Doc Types		Purpose Codes		Occ Codes		Orig PP Term
CA	23.79%	SFR	60.51%	FULL/ALT	40.18%	PUR	65.69%	OO	90.17%	0	96.83%
VA	13.43%	CND	25.07%	STREAM	39.46%	RCO	18.15%	INV	6.44%	36	3.17%
MI	10.73%	PUD	13.26%	REDUCED	20.19%	RNC	16.16%	2H	3.39%
FL	5.14%	2-4U	0.87%	NO RATIO	0.18%
MD	4.40%	CNDP	0.29%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$73,132,700 Group 3 Adjustable Rate Mortgage Loans

Description

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
5/25 LIB6M	$6,882,153	39	9.41	$176,465	5.424	357	737	75.5
5/25 LIB6M - IO	$38,679,832	193	52.89	$200,414	5.564	357	730	75.7
5/1 LIB12M	$3,880,855	21	5.31	$184,803	5.493	358	722	76.2
5/1 LIB12M - IO	$15,381,362	75	21.03	$205,085	5.356	358	730	77.3
5/1 CMT1Y	$1,141,469	6	1.56	$190,245	5.457	357	748	78.4
5/1 CMT1Y - IO	$7,167,029	33	9.80	$217,183	5.665	358	704	77.7

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Range of Current Balance

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
$0.01 - $ 50,000.00	$35,461	1	0.05	$35,461	5.375	352	727	80.0
$50,000.01 - $ 100,000.00	$1,248,125	14	1.71	$89,152	5.570	357	726	70.8
$100,000.01 - $ 150,000.00	$10,404,353	85	14.23	$122,404	5.533	358	732	77.7
$150,000.01 - $ 200,000.00	$16,142,553	92	22.07	$175,463	5.568	358	722	77.8
$200,000.01 - $ 250,000.00	$18,453,275	82	25.23	$225,040	5.490	358	727	75.7
$250,000.01 - $ 300,000.00	$17,333,654	63	23.70	$275,137	5.483	357	728	74.7
$300,000.01 - $ 350,000.00	$9,515,278	30	13.01	$317,176	5.478	358	734	76.8

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Range of Original Balance

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
$0.01 - $ 50,000.00	$35,461	1	0.05	$35,461	5.375	352	727	80.0
$50,000.01 - $ 100,000.00	$1,148,376	13	1.57	$88,337	5.511	357	726	69.2
$100,000.01 - $ 150,000.00	$10,504,102	86	14.36	$122,141	5.539	358	731	77.8
$150,000.01 - $ 200,000.00	$16,142,553	92	22.07	$175,463	5.568	358	722	77.8
$200,000.01 - $ 250,000.00	$18,453,275	82	25.23	$225,040	5.490	358	727	75.7
$250,000.01 - $ 300,000.00	$17,333,654	63	23.70	$275,137	5.483	357	728	74.7
$300,000.01 - $ 350,000.00	$9,515,278	30	13.01	$317,176	5.478	358	734	76.8

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

State

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
Alaska	$123,400	1	0.17	$123,400	5.875	359	718	73.9
Arkansas	$308,000	1	0.42	$308,000	4.750	358	788	80.0
Arizona	$1,976,366	10	2.70	$197,637	5.469	357	703	77.8
California	$17,394,613	73	23.79	$238,282	5.524	357	744	72.7
Colorado	$1,385,371	7	1.89	$197,910	5.525	358	698	76.9

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$73,132,700 Group 3 Adjustable Rate Mortgage Loans

State

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
Connecticut	$612,223	3	0.84	$204,074	5.203	356	746	77.2
Delaware	$559,000	2	0.76	$279,500	5.728	358	724	74.5
Florida	$3,758,381	21	5.14	$178,971	5.441	358	745	74.2
Georgia	$2,222,694	14	3.04	$158,764	5.508	357	744	79.4
Hawaii	$144,000	1	0.20	$144,000	4.750	356	757	80.0
Iowa	$231,200	1	0.32	$231,200	6.250	358	725	80.0
Illinois	$2,611,870	13	3.57	$200,913	5.669	357	724	77.2
Indiana	$626,490	5	0.86	$125,298	5.644	358	759	78.7
Kansas	$295,000	2	0.40	$147,500	5.625	357	776	77.7
Kentucky	$512,527	3	0.70	$170,842	5.190	358	731	80.0
Massachusetts	$2,174,304	9	2.97	$241,589	5.582	357	707	70.5
Maryland	$3,217,790	17	4.40	$189,282	5.700	358	714	76.9
Michigan	$7,846,599	45	10.73	$174,369	5.633	358	723	79.8
Minnesota	$789,236	4	1.08	$197,309	5.257	357	707	79.2
Missouri	$128,000	1	0.18	$128,000	5.125	356	725	78.0
Mississippi	$111,600	1	0.15	$111,600	4.125	358	690	87.9
North Carolina	$1,852,058	11	2.53	$168,369	5.426	358	718	77.2
New Jersey	$1,284,750	7	1.76	$183,536	5.404	358	716	79.1
New Mexico	$290,179	2	0.40	$145,090	5.095	359	740	80.0
Nevada	$2,799,497	16	3.83	$174,969	5.562	356	710	78.4
New York	$429,600	2	0.59	$214,800	5.699	358	696	65.7
Ohio	$1,097,120	6	1.50	$182,853	5.389	358	735	79.5
Oklahoma	$135,350	1	0.19	$135,350	5.875	358	761	80.0
Oregon	$473,445	2	0.65	$236,722	5.613	358	704	79.7
Pennsylvania	$947,310	4	1.30	$236,828	4.708	358	715	81.2
South Carolina	$427,200	2	0.58	$213,600	5.129	357	737	80.0
South Dakota	$99,900	1	0.14	$99,900	6.125	357	736	80.0
Tennessee	$1,696,396	10	2.32	$169,640	5.385	358	739	78.9
Texas	$1,334,755	9	1.83	$148,306	5.251	358	723	79.2
Utah	$190,400	1	0.26	$190,400	5.625	358	679	80.0
Virginia	$9,819,643	43	13.43	$228,364	5.560	358	718	75.8
Washington	$2,333,732	11	3.19	$212,157	5.287	358	732	78.4
Wisconsin	$653,500	4	0.89	$163,375	5.747	358	733	77.0
West Virginia	$239,200	1	0.33	$239,200	6.250	358	656	80.0

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Loan-to-Value Ratios

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0.01 - 50.00	$1,485,890	9	2.03	$165,099	5.522	357	759	41.1
50.01 - 55.00	$1,726,119	9	2.36	$191,791	5.352	357	762	53.4
55.01 - 60.00	$2,556,698	11	3.50	$232,427	5.300	357	741	58.0
60.01 - 65.00	$3,460,298	14	4.73	$247,164	5.634	358	708	63.2
65.01 - 70.00	$2,650,869	15	3.62	$176,725	5.664	358	730	68.3
70.01 - 75.00	$5,564,989	27	7.61	$206,111	5.576	358	723	73.5

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$73,132,700 Group 3 Adjustable Rate Mortgage Loans

Loan-to-Value Ratios

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
75.01 - 80.00	$52,913,986	266	72.35	$198,925	5.510	358	729	79.8
80.01 - 85.00	$833,104	5	1.14	$166,621	5.649	357	694	83.6
85.01 - 90.00	$781,849	5	1.07	$156,370	5.282	358	689	89.6
90.01 - 95.00	$989,150	5	1.35	$197,830	5.186	357	658	92.7
95.01 - 100.00	$169,750	1	0.23	$169,750	6.125	359	668	97.0

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Current Gross Coupon

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
3.875	$315,000	1	0.43	$315,000	3.875	359	787	74.8
4.125	$510,600	3	0.70	$170,200	4.125	357	712	82.9
4.375	$364,000	2	0.50	$182,000	4.375	359	755	64.4
4.500	$207,200	2	0.28	$103,600	4.500	358	737	80.0
4.625	$606,050	3	0.83	$202,017	4.625	358	763	75.0
4.750	$1,903,900	9	2.60	$211,544	4.750	358	733	77.4
4.875	$3,594,388	16	4.91	$224,649	4.875	357	739	76.2
5.000	$4,184,228	22	5.72	$190,192	5.000	357	735	76.6
5.125	$4,029,347	18	5.51	$223,853	5.125	357	732	76.3
5.250	$5,110,852	26	6.99	$196,571	5.250	357	742	74.0
5.375	$5,200,393	26	7.11	$200,015	5.375	358	723	80.0
5.500	$10,565,870	51	14.45	$207,174	5.500	357	731	77.1
5.625	$9,727,409	50	13.30	$194,548	5.625	358	732	74.3
5.750	$8,847,600	43	12.10	$205,758	5.750	358	720	75.1
5.875	$9,375,773	49	12.82	$191,342	5.875	358	722	76.6
6.000	$3,487,714	18	4.77	$193,762	6.000	358	709	76.0
6.125	$1,908,222	10	2.61	$190,822	6.125	358	726	74.2
6.250	$2,473,016	15	3.38	$164,868	6.250	358	707	80.3
6.375	$397,689	2	0.54	$198,844	6.375	358	695	82.4
6.500	$323,450	1	0.44	$323,450	6.500	358	721	80.0

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Property Type

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
SFR	$44,252,589	224	60.51	$197,556	5.531	358	724	76.2
CND	$18,332,970	92	25.07	$199,271	5.507	358	734	76.9
PUD	$9,696,142	46	13.26	$210,786	5.424	357	731	76.1
2-4U	$639,000	4	0.87	$159,750	5.536	357	747	68.0
CNDP	$212,000	1	0.29	$212,000	5.750	358	773	80.0

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$73,132,700 Group 3 Adjustable Rate Mortgage Loans

Purpose

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
PUR	$48,038,105	242	65.69	$198,505	5.524	358	735	79.2
RCO	$13,275,870	60	18.15	$221,265	5.485	357	718	68.1
RNC	$11,818,725	65	16.16	$181,827	5.492	357	710	73.4

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Occupancy

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
OO	$65,941,039	328	90.17	$201,040	5.505	358	726	76.6
INV	$4,711,802	27	6.44	$174,511	5.644	357	735	70.3
2H	$2,479,860	12	3.39	$206,655	5.442	357	749	78.8

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Months Remaining to Scheduled Maturity

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
359	$15,759,246	78	21.55	$202,042	5.433	359	725	77.1
358	$24,658,780	130	33.72	$189,683	5.643	358	723	77.1
357	$16,555,192	79	22.64	$209,559	5.587	357	729	75.6
356	$13,571,654	66	18.56	$205,631	5.337	356	739	74.8
355	$2,376,367	12	3.25	$198,031	5.185	355	729	75.1
354	$176,000	1	0.24	$176,000	4.875	354	701	78.2
352	$35,461	1	0.05	$35,461	5.375	352	727	80.0

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Document Type

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
FULL/ALT	$29,382,829	156	40.18	$188,351	5.605	358	720	78.1
STREAMLINE	$28,855,675	137	39.46	$210,625	5.405	357	736	75.3
REDUCED	$14,766,196	73	20.19	$202,277	5.529	357	727	74.6
NO RATIO	$128,000	1	0.18	$128,000	6.000	358	758	80.0

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$73,132,700 Group 3 Adjustable Rate Mortgage Loans

Prepayment Penalty Months

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0	$70,813,273	357	96.83	$198,357	5.514	357	727	76.2
36	$2,319,427	10	3.17	$231,943	5.444	358	749	78.7

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

	80% LTV/PMI Analysis			(Excludes 351 80% or less LTV Mortgages)

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
> 80% LTV, with MI	$2,773,853	16	100.00	$173,366	5.409	358	678	89.3

	$2,773,853	16	100.00	$173,366	5.409	358	678	89.3

Months to Roll

DESCRIPTION	WA MTR	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
52	52	$35,461	1	0.05	$35,461	5.375	352	727	80.0
54	54	$176,000	1	0.24	$176,000	4.875	354	701	78.2
55	55	$2,376,367	12	3.25	$198,031	5.185	355	729	75.1
56	56	$13,571,654	66	18.56	$205,631	5.337	356	739	74.8
57	57	$16,555,192	79	22.64	$209,559	5.587	357	729	75.6
58	58	$24,658,780	130	33.72	$189,683	5.643	358	723	77.1
59	59	$15,759,246	78	21.55	$202,042	5.433	359	725	77.1

		$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$73,132,700 Group 3 Adjustable Rate Mortgage Loans

Margin

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.250	$63,929,934	324	87.42	$197,315	5.496	358	730	76.1
2.750	$566,845	4	0.78	$141,711	5.325	356	736	73.5
2.875	$7,965,660	36	10.89	$221,268	5.654	358	709	78.0
3.250	$670,261	3	0.92	$223,420	5.472	356	695	78.2

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Maximum Rates

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
8.875	$315,000	1	0.43	$315,000	3.875	359	787	74.8
9.125	$302,600	2	0.41	$151,300	4.125	359	698	84.8
9.130	$208,000	1	0.28	$208,000	4.125	355	731	80.0
9.375	$364,000	2	0.50	$182,000	4.375	359	755	64.4
9.500	$207,200	2	0.28	$103,600	4.500	358	737	80.0
9.625	$134,350	1	0.18	$134,350	4.625	358	742	80.0
9.630	$221,700	1	0.30	$221,700	4.625	358	741	79.9
9.750	$1,546,700	7	2.11	$220,957	4.750	358	739	79.0
9.875	$1,033,410	5	1.41	$206,682	4.875	356	751	73.7
9.880	$846,450	3	1.16	$282,150	4.875	357	737	83.3
10.000	$1,397,460	8	1.91	$174,683	5.000	357	738	76.9
10.125	$1,080,104	6	1.48	$180,017	5.125	356	722	77.9
10.250	$1,884,469	10	2.58	$188,447	5.250	358	731	78.8
10.375	$2,442,033	12	3.34	$203,503	5.375	359	718	79.6
10.380	$1,488,200	8	2.03	$186,025	5.375	358	712	81.4
10.500	$5,709,504	26	7.81	$219,596	5.500	358	728	77.4
10.625	$3,721,978	18	5.09	$206,777	5.558	358	739	77.1
10.630	$1,657,400	10	2.27	$165,740	5.625	358	708	75.6
10.750	$4,033,376	21	5.52	$192,066	5.661	358	712	74.5
10.875	$3,448,837	15	4.72	$229,922	5.378	357	729	76.2
10.880	$3,960,130	25	5.41	$158,405	5.875	358	718	77.6
11.000	$5,105,187	26	6.98	$196,353	5.454	357	724	75.7
11.125	$3,550,493	16	4.85	$221,906	5.294	357	736	76.6
11.130	$1,161,400	5	1.59	$232,280	6.125	358	722	70.0
11.250	$4,834,382	26	6.61	$185,938	5.583	357	738	74.2
11.375	$1,459,849	7	2.00	$208,550	5.505	357	735	79.9
11.380	$208,000	1	0.28	$208,000	6.375	358	729	80.0
11.500	$5,179,816	26	7.08	$199,224	5.562	357	733	77.0
11.625	$4,598,031	23	6.29	$199,914	5.625	357	739	71.2
11.750	$5,171,424	24	7.07	$215,476	5.750	357	724	75.2
11.875	$3,681,334	17	5.03	$216,549	5.875	357	723	74.8
12.000	$1,169,295	6	1.60	$194,883	6.000	357	703	78.6
12.125	$145,572	1	0.20	$145,572	6.125	357	723	79.8
12.250	$865,017	5	1.18	$173,003	6.250	357	684	80.3

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$73,132,700 Group 3 Adjustable Rate Mortgage Loans

Maximum Rates

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Next Interest Adjustment Date

	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
DESCRIPTION
02/09	$35,461	1	0.05	$35,461	5.375	352	727	80.0
04/09	$176,000	1	0.24	$176,000	4.875	354	701	78.2
05/09	$2,376,367	12	3.25	$198,031	5.185	355	729	75.1
06/09	$13,571,654	66	18.56	$205,631	5.337	356	739	74.8
07/09	$16,555,192	79	22.64	$209,559	5.587	357	729	75.6
08/09	$24,658,780	130	33.72	$189,683	5.643	358	723	77.1
09/09	$15,759,246	78	21.55	$202,042	5.433	359	725	77.1

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Initial Fixed Period

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
60	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Floor Rate

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.250	$63,929,934	324	87.42	$197,315	5.496	358	730	76.1
2.750	$566,845	4	0.78	$141,711	5.325	356	736	73.5
2.875	$7,965,660	36	10.89	$221,268	5.654	358	709	78.0
3.250	$670,261	3	0.92	$223,420	5.472	356	695	78.2

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Initial Cap

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.000	$7,446,502	35	10.18	$212,757	5.625	357	714	77.5
5.000	$40,091,380	207	54.82	$193,678	5.532	358	725	77.5
6.000	$25,594,819	125	35.00	$204,759	5.446	357	737	74.1

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$73,132,700 Group 3 Adjustable Rate Mortgage Loans

Subsequent Cap

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
1.000	$19,967,167	107	27.30	$186,609	5.667	358	723	77.7
2.000	$53,165,534	260	72.70	$204,483	5.453	357	730	75.8

	$73,132,700	367	100.00	$199,272	5.511	358	728	76.3

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$37,837,802 Group 5 Adjustable Rate Mortgage Loans

Summary of Loans in Mortgage Loan Pool (As of Cut-off Date)		Range
Total Number of Loans	97
Total Outstanding Balance	$37,837,802
Average Loan Balance	$390,080	$112,550 to $941,000
WA Mortgage Rate	5.478%	4.000% to 6.625%
WA Mortgage Rate Net LPMI	5.478%	4.000% to 6.625%
Net WAC	5.219%	3.741% to 6.366%
ARM Characteristics
WA Gross Margin	2.374%	2.250% to 7.000%
WA Months to First Roll	81	79 to 83
WA First Periodic Cap	4.933%	2.000% to 6.000%
WA Subsequent Periodic Cap	1.892%	1.000% to 2.000%
WA Lifetime Cap	10.627%	9.000% to 12.375%
WA Lifetime Floor	2.374%	2.250% to 7.000%
WA Original Term (months)	360	360 to 360
WA Remaining Term (months)	357	355 to 359
WA Age (months)	3	1 to 5
WA LTV	71.41%	28.57% to 95.00%
WA FICO	735
Secured by (% of pool) 1st Liens	100.00%
2nd Liens	0.00%
Prepayment Penalty at Loan Orig (% of all loans)	0.00%
Percent of IO	56.07%

Top 5 States		Top 5 Prop		Doc Types		Purpose Codes		Occ Codes		Orig PP Term
CA	29.90%	SFR	72.07%	FULL/ALT	72.12%	PUR	52.48%	OO	94.97%	0	100.00
VA	17.32%	CND	15.06%	STREAM	16.38%	RNC	25.43%	INV	2.77%
MD	8.12%	PUD	12.87%	REDUCED	7.20%	RCO	22.09%	2H	2.25%
GA	6.02%			SISA	4.30%
PA	5.53%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$37,837,802 Group 5 Adjustable Rate Mortgage Loans

Description

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
7/23 LIB6M	$1,363,697	4	3.60	$340,924	5.542	358	778	73.0
7/23 LIB6M - IO	$5,930,412	17	15.67	$348,848	5.631	358	725	77.2
7/1 LIB12M	$11,135,504	26	29.43	$428,289	5.303	357	731	74.4
7/1 LIB12M - IO	$13,952,990	36	36.88	$387,583	5.511	357	735	68.9
7/1 CMT1Y	$4,123,599	10	10.90	$412,360	5.422	358	748	62.3
7/1 CMT1Y - IO	$1,331,600	4	3.52	$332,900	6.026	357	743	73.1

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Range of Current Balance

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
$100,000.01 - $ 150,000.00	$635,115	5	1.68	$127,023	5.314	357	719	60.1
$150,000.01 - $ 200,000.00	$1,221,381	7	3.23	$174,483	5.595	358	727	79.1
$200,000.01 - $ 250,000.00	$2,954,103	13	7.81	$227,239	5.469	357	749	75.2
$250,000.01 - $ 300,000.00	$3,617,028	13	9.56	$278,233	5.660	357	732	71.3
$300,000.01 - $ 350,000.00	$1,674,162	5	4.42	$334,832	4.926	358	690	67.6
$350,000.01 - $ 400,000.00	$3,833,738	10	10.13	$383,374	5.725	358	716	70.0
$400,000.01 - $ 450,000.00	$4,290,835	10	11.34	$429,084	5.375	357	748	70.2
$450,000.01 - $ 500,000.00	$6,659,391	14	17.60	$475,671	5.517	358	735	69.1
$500,000.01 - $ 550,000.00	$2,601,479	5	6.88	$520,296	5.182	357	745	76.6
$550,000.01 - $ 600,000.00	$1,169,600	2	3.09	$584,800	5.626	356	758	80.0
$600,000.01 - $ 650,000.00	$5,695,730	9	15.05	$632,859	5.417	358	743	68.8
$750,000.01 - $ 1,000,000.00	$3,485,241	4	9.21	$871,310	5.602	356	733	74.6

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$37,837,802 Group 5 Adjustable Rate Mortgage Loans

Range of Original Balance

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
$100,000.01 - $ 150,000.00	$635,115	5	1.68	$127,023	5.314	357	719	60.1
$150,000.01 - $ 200,000.00	$1,221,381	7	3.23	$174,483	5.595	358	727	79.1
$200,000.01 - $ 250,000.00	$2,954,103	13	7.81	$227,239	5.469	357	749	75.2
$250,000.01 - $ 300,000.00	$3,617,028	13	9.56	$278,233	5.660	357	732	71.3
$300,000.01 - $ 350,000.00	$1,674,162	5	4.42	$334,832	4.926	358	690	67.6
$350,000.01 - $ 400,000.00	$3,833,738	10	10.13	$383,374	5.725	358	716	70.0
$400,000.01 - $ 450,000.00	$4,290,835	10	11.34	$429,084	5.375	357	748	70.2
$450,000.01 - $ 500,000.00	$6,659,391	14	17.60	$475,671	5.517	358	735	69.1
$500,000.01 - $ 550,000.00	$2,601,479	5	6.88	$520,296	5.182	357	745	76.6
$550,000.01 - $ 600,000.00	$1,169,600	2	3.09	$584,800	5.626	356	758	80.0
$600,000.01 - $ 650,000.00	$5,695,730	9	15.05	$632,859	5.417	358	743	68.8
$750,000.01 - $ 800,000.00	$774,941	1	2.05	$774,941	4.625	356	789	80.0
$850,000.01 - $ 900,000.00	$1,769,300	2	4.68	$884,650	5.685	356	713	69.4
$900,000.01 - $ 950,000.00	$941,000	1	2.49	$941,000	6.250	356	723	79.8

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

State

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
Arizona	$253,269	1	0.67	$253,269	5.625	356	747	80.0
California	$11,311,993	24	29.90	$471,333	5.452	358	736	68.9
Connecticut	$1,104,046	2	2.92	$552,023	5.779	359	734	51.6
District of Columbia	$2,011,230	5	5.32	$402,246	5.578	356	743	74.7
Florida	$240,000	1	0.63	$240,000	5.000	359	786	55.2
Georgia	$2,279,375	8	6.02	$284,922	5.398	358	743	77.9
Illinois	$941,000	1	2.49	$941,000	6.250	356	723	79.8
Massachusetts	$286,409	1	0.76	$286,409	5.500	356	734	80.0
Maryland	$3,071,665	8	8.12	$383,958	5.529	357	730	71.5
Michigan	$1,491,857	4	3.94	$372,964	5.211	357	745	72.2
Missouri	$357,843	1	0.95	$357,843	5.625	357	789	65.3
North Carolina	$432,000	1	1.14	$432,000	5.750	359	675	80.0
New Jersey	$1,207,492	3	3.19	$402,497	5.624	358	753	55.3
New York	$839,385	2	2.22	$419,692	5.250	358	695	85.9
Ohio	$355,500	1	0.94	$355,500	6.625	358	699	90.0
Pennsylvania	$2,093,720	6	5.53	$348,953	5.407	358	708	69.1
South Carolina	$382,600	1	1.01	$382,600	5.375	358	728	80.0
Tennessee	$699,296	3	1.85	$233,099	5.600	358	721	78.4
Texas	$601,769	2	1.59	$300,884	5.352	356	768	76.8
Virginia	$6,551,894	17	17.32	$385,406	5.312	356	747	73.2
Washington	$981,335	3	2.59	$327,112	5.684	357	711	67.9
Wisconsin	$344,124	2	0.91	$172,062	5.563	359	707	80.0

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$37,837,802 Group 5 Adjustable Rate Mortgage Loans

Loan-to-Value Ratios

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0.01 - 50.00	$4,751,328	12	12.56	$395,944	5.386	357	729	44.6
50.01 - 55.00	$1,017,513	3	2.69	$339,171	5.356	358	740	51.8
55.01 - 60.00	$1,609,741	4	4.25	$402,435	5.605	358	733	58.4
60.01 - 65.00	$1,232,997	3	3.26	$410,999	4.691	358	739	61.9
65.01 - 70.00	$5,466,145	12	14.45	$455,512	5.469	357	729	68.3
70.01 - 75.00	$2,132,028	6	5.63	$355,338	5.602	358	725	73.0
75.01 - 80.00	$20,260,034	53	53.54	$382,265	5.518	357	743	79.7
80.01 - 85.00	$393,067	1	1.04	$393,067	5.500	356	675	85.0
85.01 - 90.00	$355,500	1	0.94	$355,500	6.625	358	699	90.0
90.01 - 95.00	$619,449	2	1.64	$309,724	5.297	356	677	93.7

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Current Gross Coupon

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
4.000	$330,000	1	0.87	$330,000	4.000	359	662	62.9
4.500	$502,997	1	1.33	$502,997	4.500	357	780	62.7
4.625	$774,941	1	2.05	$774,941	4.625	356	789	80.0
4.750	$561,580	2	1.48	$280,790	4.750	357	656	80.0
4.875	$1,657,724	5	4.38	$331,545	4.875	357	711	57.9
5.000	$1,539,215	5	4.07	$307,843	5.000	357	756	72.7
5.125	$2,748,700	7	7.26	$392,671	5.125	357	765	71.0
5.250	$4,840,180	12	12.79	$403,348	5.250	357	746	74.7
5.375	$3,795,338	9	10.03	$421,704	5.375	357	733	65.4
5.500	$7,541,015	18	19.93	$418,945	5.500	357	742	74.5
5.625	$3,780,421	11	9.99	$343,675	5.625	357	731	65.4
5.750	$1,768,950	4	4.68	$442,238	5.750	358	700	74.4
5.875	$1,572,241	3	4.16	$524,080	5.875	356	700	58.9
6.000	$2,534,219	7	6.70	$362,031	6.000	358	727	72.4
6.125	$840,617	4	2.22	$210,154	6.125	358	701	79.2
6.250	$2,132,600	4	5.64	$533,150	6.250	357	752	79.9
6.375	$561,563	2	1.48	$280,782	6.375	358	731	80.0
6.625	$355,500	1	0.94	$355,500	6.625	358	699	90.0

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Property Type

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
SFR	$27,270,176	67	72.07	$407,018	5.513	357	736	72.2
CND	$5,699,017	15	15.06	$379,934	5.523	358	728	68.4
PUD	$4,868,609	15	12.87	$324,574	5.227	357	739	70.4

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$37,837,802 Group 5 Adjustable Rate Mortgage Loans

Purpose

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
PUR	$19,857,214	53	52.48	$374,664	5.416	357	747	76.1
RNC	$9,621,158	22	25.43	$437,325	5.506	356	731	68.4
RCO	$8,359,430	22	22.09	$379,974	5.593	358	711	63.6

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Occupancy

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
OO	$35,936,039	91	94.97	$394,902	5.456	357	734	71.2
INV	$1,048,963	3	2.77	$349,654	6.221	359	775	78.8
2H	$852,800	3	2.25	$284,267	5.486	359	728	73.0

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Months Remaining to Scheduled Maturity

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
359	$11,892,067	31	31.43	$383,615	5.500	359	733	70.5
358	$5,160,910	14	13.64	$368,636	5.749	358	740	74.0
357	$2,979,447	8	7.87	$372,431	5.359	357	737	74.0
356	$17,620,086	43	46.57	$409,769	5.405	356	735	70.8
355	$185,293	1	0.49	$185,293	5.375	355	726	80.0

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Document Type

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
FULL/ALT	$27,287,271	67	72.12	$407,273	5.484	357	737	72.2
STREAMLINE	$6,198,905	18	16.38	$344,384	5.309	359	731	74.0
REDUCED	$2,725,242	7	7.20	$389,320	5.747	358	732	68.3
SISA	$1,626,384	5	4.30	$325,277	5.573	356	719	54.1

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$37,837,802 Group 5 Adjustable Rate Mortgage Loans

Prepayment Penalty Months

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

80% LTV/PMI Analysis	(Excludes 93 80% or less LTV Mortgages)

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
> 80% LTV, with MI	$1,368,016	4	100.00	$342,004	5.700	357	682	90.2

	$1,368,016	4	100.00	$342,004	5.700	357	682	90.2

Months to Roll

DESCRIPTION	WA MTR	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
79	79	$185,293	1	0.49	$185,293	5.375	355	726	80.0
80	80	$17,620,086	43	46.57	$409,769	5.405	356	735	70.8
81	81	$2,979,447	8	7.87	$372,431	5.359	357	737	74.0
82	82	$5,160,910	14	13.64	$368,636	5.749	358	740	74.0
83	83	$11,892,067	31	31.43	$383,615	5.500	359	733	70.5

		$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Margin

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.250	$32,022,703	82	84.63	$390,521	5.452	357	734	72.4
2.750	$3,534,619	7	9.34	$504,946	5.290	358	753	59.4
2.875	$1,920,580	7	5.08	$274,369	6.082	358	735	75.2
7.000	$359,900	1	0.95	$359,900	6.375	358	698	80.0

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$37,837,802 Group 5 Adjustable Rate Mortgage Loans

Maximum Rates

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
9.000	$330,000	1	0.87	$330,000	4.000	359	662	62.9
9.500	$502,997	1	1.33	$502,997	4.500	357	780	62.7
9.625	$774,941	1	2.05	$774,941	4.625	356	789	80.0
9.750	$214,630	1	0.57	$214,630	4.750	356	702	80.0
9.875	$1,657,724	5	4.38	$331,545	4.875	357	711	57.9
10.000	$1,539,215	5	4.07	$307,843	5.000	357	756	72.7
10.125	$2,108,511	5	5.57	$421,702	5.125	357	759	70.1
10.130	$130,000	1	0.34	$130,000	5.125	358	784	50.8
10.250	$4,840,180	12	12.79	$403,348	5.250	357	746	74.7
10.375	$2,738,227	6	7.24	$456,371	5.375	357	727	59.8
10.380	$567,893	2	1.50	$283,946	5.375	357	727	80.0
10.500	$6,341,270	15	16.76	$422,751	5.500	357	740	73.4
10.625	$3,613,399	10	9.55	$361,340	5.625	357	728	64.7
10.750	$1,404,950	3	3.71	$468,317	5.503	357	693	72.9
10.875	$1,272,241	2	3.36	$636,120	5.875	356	693	57.0
11.000	$1,502,219	4	3.97	$375,555	6.000	359	724	70.7
11.125	$510,189	1	1.35	$510,189	5.125	357	783	80.0
11.130	$453,300	2	1.20	$226,650	6.125	358	720	78.6
11.250	$1,845,000	3	4.88	$615,000	6.250	357	749	79.9
11.380	$359,900	1	0.95	$359,900	6.375	358	698	80.0
11.500	$1,967,914	5	5.20	$393,583	5.504	358	749	79.8
11.625	$167,021	1	0.44	$167,021	5.625	359	801	80.0
11.630	$355,500	1	0.94	$355,500	6.625	358	699	90.0
11.750	$432,000	1	1.14	$432,000	5.750	359	675	80.0
11.875	$300,000	1	0.79	$300,000	5.875	357	731	66.7
12.000	$1,032,000	3	2.73	$344,000	6.000	358	730	75.0
12.125	$387,317	2	1.02	$193,659	6.125	358	679	80.0
12.250	$287,600	1	0.76	$287,600	6.250	357	771	80.0
12.375	$201,663	1	0.53	$201,663	6.375	359	791	80.0

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$37,837,802 Group 5 Adjustable Rate Mortgage Loans

Next Interest Adjustment Date

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
05/11	$185,293	1	0.49	$185,293	5.375	355	726	80.0
06/11	$17,620,086	43	46.57	$409,769	5.405	356	735	70.8
07/11	$2,979,447	8	7.87	$372,431	5.359	357	737	74.0
08/11	$5,160,910	14	13.64	$368,636	5.749	358	740	74.0
09/11	$11,892,067	31	31.43	$383,615	5.500	359	733	70.5

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Initial Fixed Period

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
84	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Floor Rate

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.250	$32,022,703	82	84.63	$390,521	5.452	357	734	72.4
2.750	$3,534,619	7	9.34	$504,946	5.290	358	753	59.4
2.875	$1,920,580	7	5.08	$274,369	6.082	358	735	75.2
7.000	$359,900	1	0.95	$359,900	6.375	358	698	80.0

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Initial Cap

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.000	$1,920,580	7	5.08	$274,369	6.082	358	735	75.2
5.000	$32,694,367	81	86.41	$403,634	5.444	357	736	70.3
6.000	$3,222,855	9	8.52	$358,095	5.466	358	726	80.0

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Subsequent Cap

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
1.000	$4,071,253	12	10.76	$339,271	5.732	358	741	73.6
2.000	$33,766,549	85	89.24	$397,254	5.447	357	735	71.1

	$37,837,802	97	100.00	$390,080	5.478	357	735	71.4

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$18,724,318 Group 6 Adjustable Rate Mortgage Loans

Summary of Loans in Mortgage Loan Pool (As of Cut-off Date)		Range

Total Number of Loans	47
Total Outstanding Balance	$18,724,318
Average Loan Balance	$398,390	$131,575	to	$800,000
WA Mortgage Rate	5.487%	4.500%	to	6.750%
WA Mortgage Rate Net LPMI	5.487%	4.500%	to	6.750%
Net WAC	5.228%	4.241%	to	6.491%
ARM Characteristics
WA Gross Margin	2.250%	2.250%	to	2.250%
WA Months to First Roll	117	116	to	119
WA First Periodic Cap	5.744%	5.000%	to	6.000%
WA Subsequent Periodic Cap	2.000%	2.000%	to	2.000%
WA Lifetime Cap	11.231%	10.125%	to	12.750%
WA Lifetime Floor	2.250%	2.250%	to	2.250%
WA Original Term (months)	360	360	to	360
WA Remaining Term (months)	357	356	to	359
WA Age (months)	3	1	to	4
WA LTV	70.88%	27.45%	to	80.00%
WA FICO	733
Secured by (% of pool) 1st Liens	100.00%
2nd Liens	0.00%
Prepayment Penalty at Loan Orig (% of all loans)	0.00%
Percent of IO	81.52%

Top 5 States		Top 5 Prop		Doc Types		Purpose Codes		Occ Codes		Orig PP Term
CA	61.14%	SFR	67.56%	STREAM	52.08%	PUR	55.71%	OO	94.27%	0	100.00
WA	4.37%	PUD	25.43%	FULL/ALT	31.13%	RCO	33.10%	INV	5.73%
MD	4.23%	CND	7.02%	REDUCED	16.79%	RNC	11.19%
NC	3.77%
PA	3.50%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$18,724,318 Group 6 Adjustable Rate Mortgage Loans

Description

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
10/20 LIB6M	$3,459,588	9	18.48	$384,399	5.702	357	733	69.1
10/20 LIB6M - IO	$10,464,430	26	55.89	$402,478	5.265	356	737	71.6
10/1 LIB12M - IO	$4,800,300	12	25.64	$400,025	5.818	359	723	70.5

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Range of Current Balance

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
$100,000.01 - $ 150,000.00	$131,575	1	0.70	$131,575	5.625	357	641	61.7
$150,000.01 - $ 200,000.00	$1,040,544	6	5.56	$173,424	5.473	357	761	71.1
$200,000.01 - $ 250,000.00	$1,189,311	5	6.35	$237,862	5.387	357	744	72.0
$250,000.01 - $ 300,000.00	$1,392,920	5	7.44	$278,584	5.264	357	740	66.1
$300,000.01 - $ 350,000.00	$1,640,741	5	8.76	$328,148	5.460	357	736	65.6
$350,000.01 - $ 400,000.00	$1,119,310	3	5.98	$373,103	5.259	357	718	77.6
$400,000.01 - $ 450,000.00	$2,549,905	6	13.62	$424,984	5.585	358	724	70.7
$450,000.01 - $ 500,000.00	$490,000	1	2.62	$490,000	6.250	356	748	58.0
$500,000.01 - $ 550,000.00	$1,572,400	3	8.40	$524,133	5.008	356	748	77.9
$550,000.01 - $ 600,000.00	$2,285,527	4	12.21	$571,382	6.092	359	711	77.4
$600,000.01 - $ 650,000.00	$3,165,885	5	16.91	$633,177	5.599	357	724	70.8
$650,000.01 - $ 700,000.00	$1,346,200	2	7.19	$673,100	5.124	356	773	66.4
$750,000.01 - $ 1,000,000.00	$800,000	1	4.27	$800,000	5.000	357	722	64.0

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Range of Original Balance

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
$100,000.01 - $ 150,000.00	$131,575	1	0.70	$131,575	5.625	357	641	61.7
$150,000.01 - $ 200,000.00	$1,040,544	6	5.56	$173,424	5.473	357	761	71.1
$200,000.01 - $ 250,000.00	$1,189,311	5	6.35	$237,862	5.387	357	744	72.0
$250,000.01 - $ 300,000.00	$1,392,920	5	7.44	$278,584	5.264	357	740	66.1
$300,000.01 - $ 350,000.00	$1,640,741	5	8.76	$328,148	5.460	357	736	65.6
$350,000.01 - $ 400,000.00	$1,119,310	3	5.98	$373,103	5.259	357	718	77.6
$400,000.01 - $ 450,000.00	$2,549,905	6	13.62	$424,984	5.585	358	724	70.7
$450,000.01 - $ 500,000.00	$490,000	1	2.62	$490,000	6.250	356	748	58.0
$500,000.01 - $ 550,000.00	$1,572,400	3	8.40	$524,133	5.008	356	748	77.9
$550,000.01 - $ 600,000.00	$2,285,527	4	12.21	$571,382	6.092	359	711	77.4
$600,000.01 - $ 650,000.00	$3,165,885	5	16.91	$633,177	5.599	357	724	70.8
$650,000.01 - $ 700,000.00	$1,346,200	2	7.19	$673,100	5.124	356	773	66.4
$750,000.01 - $ 800,000.00	$800,000	1	4.27	$800,000	5.000	357	722	64.0

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$18,724,318 Group 6 Adjustable Rate Mortgage Loans

State

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
Arizona	$415,200	1	2.22	$415,200	5.625	359	694	80.0
California	$11,448,646	26	61.14	$440,333	5.492	357	730	67.7
Colorado	$256,000	1	1.37	$256,000	6.250	359	695	80.0
Florida	$372,000	1	1.99	$372,000	5.875	359	729	80.0
Illinois	$530,400	2	2.83	$265,200	4.914	356	690	80.0
Massachusetts	$520,000	1	2.78	$520,000	5.000	356	766	80.0
Maryland	$792,000	2	4.23	$396,000	5.635	357	719	72.1
Maine	$345,000	1	1.84	$345,000	6.000	357	743	56.0
North Carolina	$706,800	2	3.77	$353,400	5.389	357	765	78.8
New Jersey	$444,500	1	2.37	$444,500	6.250	359	745	57.6
Nevada	$246,000	1	1.31	$246,000	5.000	357	710	66.5
Pennsylvania	$655,076	3	3.50	$218,359	5.004	356	772	80.0
Tennessee	$650,000	1	3.47	$650,000	6.250	358	761	78.3
Texas	$195,200	1	1.04	$195,200	4.750	356	741	80.0
Virginia	$329,097	1	1.76	$329,097	4.875	357	739	80.0
Washington	$818,400	2	4.37	$409,200	5.285	358	744	80.0

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Loan-to-Value Ratios

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0.01 - 50.00	$1,407,642	4	7.52	$351,911	5.524	357	738	41.5
55.01 - 60.00	$1,579,500	4	8.44	$394,875	5.910	357	754	57.8
60.01 - 65.00	$2,263,075	5	12.09	$452,615	5.051	357	726	63.4
65.01 - 70.00	$1,674,800	4	8.94	$418,700	5.380	357	765	67.0
70.01 - 75.00	$2,516,610	6	13.44	$419,435	5.568	357	714	73.1
75.01 - 80.00	$9,282,691	24	49.58	$386,779	5.513	357	730	79.5

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Current Gross Coupon

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
4.500	$255,920	1	1.37	$255,920	4.500	356	752	80.0
4.625	$1,029,200	2	5.50	$514,600	4.625	356	740	69.6
4.750	$1,649,600	5	8.81	$329,920	4.750	356	745	70.1
4.875	$1,186,408	3	6.34	$395,469	4.875	356	727	80.0
5.000	$1,878,000	4	10.03	$469,500	5.000	357	733	71.1
5.125	$430,600	1	2.30	$430,600	5.125	358	773	66.2
5.250	$2,071,008	5	11.06	$414,202	5.250	356	722	66.6
5.500	$1,085,200	3	5.80	$361,733	5.500	359	726	75.6
5.625	$2,188,080	6	11.69	$364,680	5.625	357	754	68.2
5.750	$1,317,000	3	7.03	$439,000	5.750	358	729	70.2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$18,724,318 Group 6 Adjustable Rate Mortgage Loans

Current Gross Coupon

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
5.875	$1,658,275	5	8.86	$331,655	5.875	357	745	74.0
6.000	$345,000	1	1.84	$345,000	6.000	357	743	56.0
6.125	$404,000	1	2.16	$404,000	6.125	359	627	80.0
6.250	$1,840,500	4	9.83	$460,125	6.250	358	744	68.1
6.375	$580,000	1	3.10	$580,000	6.375	359	682	73.9
6.625	$240,000	1	1.28	$240,000	6.625	357	702	64.0
6.750	$565,527	1	3.02	$565,527	6.750	357	707	75.7

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Property Type

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
SFR	$12,649,635	33	67.56	$383,322	5.553	357	730	72.3
PUD	$4,760,683	11	25.43	$432,789	5.256	356	750	65.5
CND	$1,314,000	3	7.02	$438,000	5.692	359	702	76.3

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Purpose

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
PUR	$10,431,462	25	55.71	$417,258	5.443	357	742	74.7
RCO	$6,197,246	17	33.10	$364,544	5.743	357	715	66.5
RNC	$2,095,610	5	11.19	$419,122	4.950	357	745	64.5

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Occupancy

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
OO	$17,651,500	43	94.27	$410,500	5.490	357	733	71.4
INV	$1,072,819	4	5.73	$268,205	5.437	357	737	61.8

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Months Remaining to Scheduled Maturity

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
359	$4,526,600	12	24.17	$377,217	5.886	359	721	71.2
358	$1,080,600	2	5.77	$540,300	5.802	358	766	73.5
357	$5,259,940	13	28.09	$404,611	5.630	357	727	71.7

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$18,724,318 Group 6 Adjustable Rate Mortgage Loans

Months Remaining to Scheduled Maturity

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
356	$7,857,179	20	41.96	$392,859	5.118	356	739	69.8

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Document Type

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
STREAMLINE	$9,751,450	29	52.08	$336,257	5.432	357	727	70.1
FULL/ALT	$5,829,014	10	31.13	$582,901	5.600	357	745	73.9
REDUCED	$3,143,854	8	16.79	$392,982	5.449	357	730	67.7

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Prepayment Penalty Months

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
0	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

	Months to Roll				(Excludes 0 Fixed Rate Mortgages)

DESCRIPTION	WA MTR	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
116	116	$7,857,179	20	41.96	$392,859	5.118	356	739	69.8
117	117	$5,259,940	13	28.09	$404,611	5.630	357	727	71.7
118	118	$1,080,600	2	5.77	$540,300	5.802	358	766	73.5
119	119	$4,526,600	12	24.17	$377,217	5.886	359	721	71.2

		$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Margin

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.250	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$18,724,318 Group 6 Adjustable Rate Mortgage Loans

Maximum Rates

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
10.125	$430,600	1	2.30	$430,600	5.125	358	773	66.2
10.500	$1,165,920	3	6.23	$388,640	5.280	358	739	75.9
10.625	$1,725,400	4	9.21	$431,350	5.029	357	738	66.1
10.750	$2,356,600	7	12.59	$336,657	5.050	357	746	69.7
10.875	$1,558,408	4	8.32	$389,602	5.114	357	727	80.0
11.000	$1,878,000	4	10.03	$469,500	5.000	357	733	71.1
11.125	$404,000	1	2.16	$404,000	6.125	359	627	80.0
11.250	$2,771,508	7	14.80	$395,930	5.503	357	723	66.4
11.375	$580,000	1	3.10	$580,000	6.375	359	682	73.9
11.500	$175,200	1	0.94	$175,200	5.500	356	678	80.0
11.625	$1,491,880	4	7.97	$372,970	5.625	356	762	71.7
11.750	$610,000	1	3.26	$610,000	5.750	357	707	71.8
11.875	$1,286,275	4	6.87	$321,569	5.875	357	749	72.3
12.000	$345,000	1	1.84	$345,000	6.000	357	743	56.0
12.250	$1,140,000	2	6.09	$570,000	6.250	357	755	69.6
12.625	$240,000	1	1.28	$240,000	6.625	357	702	64.0
12.750	$565,527	1	3.02	$565,527	6.750	357	707	75.7

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Next Interest Adjustment Date

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
06/14	$7,857,179	20	41.96	$392,859	5.118	356	739	69.8
07/14	$5,259,940	13	28.09	$404,611	5.630	357	727	71.7
08/14	$1,080,600	2	5.77	$540,300	5.802	358	766	73.5
09/14	$4,526,600	12	24.17	$377,217	5.886	359	721	71.2

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Initial Fixed Period

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
120	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

Computational Materials for BellaVista Mortgage Trust 2004-1

$18,724,318 Group 6 Adjustable Rate Mortgage Loans

Floor Rate

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.250	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Initial Cap

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
5.000	$4,800,300	12	25.64	$400,025	5.818	359	723	70.5
6.000	$13,924,018	35	74.36	$397,829	5.373	357	736	71.0

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Subsequent Cap

DESCRIPTION	CURRENT BALANCE	# OF LOANS	% OF TOTAL	AVERAGE BALANCE	GROSS WAC	REMG. TERM	FICO	ORIG LTV
2.000	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

	$18,724,318	47	100.00	$398,390	5.487	357	733	70.9

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.